EXHIBIT 99.1
News Release

205 Crosspoint Parkway
Buffalo, NY 14068
Immediate Release
Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020
BUFFALO, NY, May 27, 2020 - Columbus McKinnon Corporation (Nasdaq: CMCO), a leading designer, manufacturer and marketer of motion control products, technologies and services for material handling, today announced financial results for its fiscal year 2020 fourth quarter, which ended March 31, 2020.
Fourth Quarter Highlights (compared with prior-year period)

•	Core values guided agile response to impact of COVID-19 pandemic; Focused on safety of associates, business continuity and conserving cash while continuing to invest in strategic growth initiatives

•	Success of Blueprint for Growth Strategy validated with 34.9% gross margin, and record 36.1% adjusted gross margin, despite 12.6% decline in sales

•	80/20 Process contributed $5.5 million in operating income in quarter helping to offset volume declines

•	Net income was $9.2 million, or $0.39 per diluted share; Adjusted net income was $13.8 million, or $0.58 per diluted share

•	Generated $36.5 million in cash from operations in the quarter
Fiscal Year Highlights (compared with prior-year period)

•	Record annual gross margin was 35.0% despite 7.7% decline in sales

•	Operating income was $89.8 million, or 11.1% of sales; 80/20 process contributed $20.4 million

•	Net income was $59.7 million, or $2.50 per diluted share

•	Achieved 15.7% Adjusted EBTIDA margin and ROIC of 11.5%

•	Strong working capital management and cash generation delivered record $106.8 million in cash from operations

•	Ended year with strong balance sheet that provides financial flexibility and significant liquidity

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

Richard Fleming, Chairman and Interim CEO of Columbus McKinnon, commented, “We demonstrated the power of our Blueprint for Growth strategy throughout fiscal 2020 with expanded margins despite slowing demand. However, in March the COVID-19 pandemic required us to rapidly implement actions to flex production levels and reduce costs to address the significant decline in demand we are now experiencing. Importantly, we have an excellent capital structure, strong cash generation and sufficient liquidity that will allow us to navigate these uncertain times while continuing to invest in select, strategic initiatives that we believe will enhance our competitive advantages and drive future growth.”
Fourth Quarter Fiscal 2020 Sales

($ in millions)	Q4 FY 20	Q4 FY 19	Change	% Change
Net sales	$189.5	$216.7	$(27.2)	(12.6)%

U.S. sales	$104.1	$120.5	$(16.4)	(13.6)%
% of total	55%	56%
Non-U.S. sales	$85.4	$96.2	$(10.8)	(11.2)%
% of total	45%	44%
Sales declined primarily on lower volume as improved pricing more than offset the negative impact of changes in foreign currency translation. Sales in the U.S. were down $16.4 million, of which $2.4 million was related to divestitures in the prior-year period. Sales outside the U.S. were down $10.8 million, of which $2.4 million was related to divestitures in the prior-year period and $2.3 million was related to foreign currency translation.
Fourth Quarter Fiscal 2020 Operating Results

($ in millions)	Q4 FY 20	Q4 FY 19	Change	% Change
Gross profit	$66.2	$76.0	$(9.8)	(12.9)%
Gross margin	34.9%	35.1%	(20) bps
Income from operations	$16.7	$24.5	$(7.8)	(31.9)%
Operating margin	8.8%	11.3%	(250) bps
Net income	$9.2	$19.7	$(10.5)	(53.2)%
Diluted EPS	$0.39	$0.83	$(0.44)	(53.0)%
Adjusted EBITDA *	$27.3	$32.8	$(5.5)	(16.7)%
Adjusted EBITDA margin	14.4%	15.1%	(70) bps
*A non-GAAP measure, Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization. Please see the attached tables for a reconciliation of adjusted EBITDA to GAAP net income (loss).
Adjusted income from operations was $20.2 million, down $4.7 million, or 18.9%, compared with the fourth quarter of fiscal 2019. Adjusted operating margin declined 80 basis points. (See the reconciliation of GAAP income from operations to adjusted income from operations on page 11 of this release.)
Adjusted EBITDA margin was 14.4% for the quarter, a decline of 70 basis points over the prior-year period. (See the reconciliation of GAAP net income to adjusted EBITDA on page 13 of this release.)
First Quarter Fiscal 2021 Outlook
Given the actions taken to reduce costs, the Company expects income from operations would be at breakeven levels if revenue were to decline by 35% from the fourth quarter fiscal 2020. Currently, Columbus McKinnon expects first quarter fiscal 2021 revenue to be approximately $130 million to $140 million at current exchange rates, which is above breakeven.

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

Mr. Fleming concluded, “We believe that Columbus McKinnon will come out of these unprecedented times a stronger company and are excited to welcome David Wilson to advance our Blueprint for Growth strategy and lead our future endeavors as our new CEO effective June 1, 2020.”
Teleconference/webcast
Columbus McKinnon will host a conference call and live webcast Wednesday, May 27, 2020 at 8:00 AM Eastern Time, at which management will review the Company’s financial results and strategy. The review will be accompanied by a slide presentation, which will be available on Columbus McKinnon’s website at https://investors.columbusmckinnon.com. A question and answer session will follow the formal discussion.
The conference call can be accessed by dialing 201-493-6780. The listen-only audio webcast can be monitored at https://investors.columbusmckinnon.com. To listen to the archived call, dial 412-317-6671 and enter the passcode 13700704. The telephonic replay will be available from 11:00 AM Eastern Time on the day of the call through Wednesday, June 3, 2020. Alternatively, an archived webcast of the call can be found on the Company’s website. In addition, a transcript of the call will be posted to the website once available.
About Columbus McKinnon
Columbus McKinnon is a leading worldwide designer, manufacturer and marketer of motion control products, technologies, systems and services that efficiently and ergonomically move, lift, position and secure materials. Key products include hoists, actuators, rigging tools, light rail work stations and digital power and motion control systems. The Company is focused on commercial and industrial applications that require the safety and quality provided by its superior design and engineering know-how. Comprehensive information on Columbus McKinnon is available at www.columbusmckinnon.com.
Safe Harbor Statement
This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of Covid-19 and the Company’s aggressive efforts to reduce costs, maintain liquidity and generate cash in the current pandemic, the effectiveness of the Company’s 80/20 Process to simplify operations, the ability of the Company’s Operational Excellence initiatives to drive profitability, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release.
Contacts:

Gregory P. Rustowicz	Investor Relations:
Vice President - Finance and Chief Financial Officer	Deborah K. Pawlowski
Columbus McKinnon Corporation	Kei Advisors LLC
716-689-5442	716-843-3908
greg.rustowicz@cmworks.com	dpawlowski@keiadvisors.com
Financial tables follow.

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Condensed Consolidated Income Statements - UNAUDITED
(In thousands, except per share and percentage data)

	Three Months Ended
	March 31, 2020	March 31, 2019	Change
Net sales	$189,486	$216,733	(12.6)%
Cost of products sold	123,277	140,688	(12.4)%
Gross profit	66,209	76,045	(12.9)%
Gross profit margin	34.9%	35.1%
Selling expenses	22,253	23,985	(7.2)%
% of net sales	11.7%	11.1%
General and administrative expenses	21,167	21,674	(2.3)%
% of net sales	11.2%	10.0%
Research and development expenses	2,891	3,354	(13.8)%
% of net sales	1.5%	1.5%
Net loss (gain) on sales of businesses	—	(978)	NM
Amortization of intangibles	3,234	3,542	(8.7)%
Income from operations	16,664	24,468	(31.9)%
Operating margin	8.8%	11.3%
Interest and debt expense	3,200	3,959	(19.2)%
Investment (income) loss	48	(430)	NM
Foreign currency exchange (gain) loss	(996)	637	NM
Other (income) expense, net	221	(299)	NM
Income before income tax expense	14,191	20,601	(31.1)%
Income tax expense	4,947	860	475.2%
Net income	$9,244	$19,741	(53.2)%

Average basic shares outstanding	23,735	23,368	1.6%
Basic income (loss) per share	$0.39	$0.84	(53.6)%

Average diluted shares outstanding	23,938	23,714	0.9%
Diluted income (loss) per share	$0.39	$0.83	(53.0)%

Dividends declared per common share	$0.12	$0.11

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Condensed Consolidated Income Statements - UNAUDITED
(In thousands, except per share and percentage data)

	Year Ended
	March 31, 2020	March 31, 2019	Change
Net sales	$809,162	$876,282	(7.7)%
Cost of products sold	525,976	571,285	(7.9)%
Gross profit	283,186	304,997	(7.2)%
Gross profit margin	35.0%	34.8%
Selling expenses	91,054	97,925	(7.0)%
% of net sales	11.3%	11.2%
General and administrative expenses	77,880	83,567	(6.8)%
% of net sales	9.6%	9.5%
Research and development expenses	11,310	13,491	(16.2)%
% of net sales	1.4%	1.5%
Net loss on sales of businesses, including impairment	176	25,672	(99.3)%
Amortization of intangibles	12,942	14,900	(13.1)%
Income from operations	89,824	69,442	29.4%
Operating margin	11.1%	7.9%
Interest and debt expense	14,234	17,144	(17.0)%
Investment (income) loss	(891)	(727)	22.6%
Foreign currency exchange (gain) loss	(1,514)	843	NM
Other (income) expense, net	839	(716)	NM
Income before income tax expense	77,156	52,898	45.9%
Income tax expense	17,484	10,321	69.4%
Net income	$59,672	$42,577	40.2%

Average basic shares outstanding	23,619	23,276	1.5%
Basic income per share	$2.53	$1.83	38.3%

Average diluted shares outstanding	23,855	23,660	0.8%
Diluted income per share	$2.50	$1.80	38.9%

Dividends declared per common share	$0.24	$0.21

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Condensed Consolidated Balance Sheets
(In thousands)

	March 31, 2020	March 31, 2019
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$114,450	$71,093
Trade accounts receivable	123,743	129,157
Inventories	127,373	146,263
Prepaid expenses and other	17,180	16,075
Total current assets	382,746	362,588

Property, plant, and equipment, net	79,473	87,303
Goodwill	319,679	322,816
Other intangibles, net	217,962	232,940
Marketable securities	7,322	7,028
Deferred taxes on income	26,281	27,707
Other assets	59,809	21,189
Total assets	$1,093,272	$1,061,571

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$57,289	$46,974
Accrued liabilities	93,585	99,304
Current portion of long-term debt	4,450	65,000
Total current liabilities	155,324	211,278

Term loan and revolving credit facility	246,856	235,320
Other non-current liabilities	227,507	183,814
Total liabilities	629,687	630,412

Shareholders’ equity:
Common stock	238	234
Additional paid-in capital	287,256	277,518
Retained earnings	290,441	236,459
Accumulated other comprehensive loss	(114,350)	(83,052)
Total shareholders’ equity	463,585	431,159
Total liabilities and shareholders’ equity	$1,093,272	$1,061,571

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Condensed Consolidated Statements of Cash Flows - UNAUDITED
(In thousands)

	Year Ended
	March 31, 2020	March 31, 2019
Operating activities:
Net income	$59,672	$42,577
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	29,126	32,675
Deferred income taxes and related valuation allowance	7,364	(958)
Net loss (gain) on sale of real estate, investments, and other	(563)	194
Stock based compensation	4,507	6,198
Amortization of deferred financing costs	2,655	2,655
Net loss on sales of businesses, including impairment	176	25,672
Non-cash lease expense	7,923	—
Changes in operating assets and liabilities, net of effects of business acquisitions and divestitures:
Trade accounts receivable	2,899	(11,328)
Inventories	15,752	(15,411)
Prepaid expenses and other	(3,857)	(128)
Other assets	724	231
Trade accounts payable	8,110	3,881
Accrued liabilities	(14,304)	6,397
Non-current liabilities	(13,389)	(13,156)
Net cash provided by (used for) operating activities	106,795	79,499

Investing activities:
Proceeds from sales of marketable securities	5,380	3,266
Purchases of marketable securities	(5,747)	(2,604)
Capital expenditures	(9,432)	(12,288)
Proceeds from sale of equipment and real estate	51	176
Net (payments) proceeds from sales of businesses	(214)	14,230
Payment of restricted cash to former owner	—	(294)
Net cash provided by (used for) investing activities	(9,962)	2,486

Financing activities:
Proceeds from issuance of common stock	6,000	4,152
Repayment of debt	(51,113)	(65,088)
Payment of dividends	(5,670)	(4,652)
Other	(768)	(2,190)
Net cash provided by (used for) financing activities	(51,551)	(67,778)

Effect of exchange rate changes on cash	(1,925)	(6,429)

Net change in cash and cash equivalents	43,357	7,778
Cash, cash equivalents, and restricted cash at beginning of year	71,343	63,565
Cash, cash equivalents, and restricted cash at end of period	$114,700	$71,343

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Q4 FY 2020 Sales Bridge

	Quarter		Year To Date
($ in millions)	$ Change	% Change	$ Change	% Change
Fiscal 2019 Sales	$216.7		$876.3
Divestitures	(4.8)		(34.2)
Fiscal 2019 Sales adjusted for divestitures	$211.9		$842.1

Volume	(22.9)	(10.8)%	(33.0)	(3.9)%
Pricing	2.8	1.3%	13.2	1.6%
Foreign currency translation	(2.3)	(1.1)%	(13.1)	(1.6)%
Total change adjusted for divestitures	$(22.4)	(10.6)%	$(32.9)	(3.9)%
Fiscal 2020 Sales	$189.5		$809.2

COLUMBUS McKINNON CORPORATION
Q4 FY 2020 Gross Profit Bridge

($ in millions)	Quarter	Year To Date
Fiscal 2019 Gross Profit	$76.0	$305.0
Divestitures	(0.9)	(7.1)
Fiscal 2019 Gross Profit adjusted for divestitures	75.1	297.9
Pricing, net of material cost inflation	2.5	10.3
Insurance settlement	—	0.4
Product liability	(0.3)	(0.6)
Business realignment costs	(0.8)	(0.7)
Tariffs	0.4	(0.8)
Factory closures	—	(1.3)
Productivity, net of other cost changes	(1.6)	(3.4)
Foreign currency translation	(0.8)	(4.5)
Sales volume and mix	(8.3)	(14.1)
Total change adjusted for divestitures	$(8.9)	$(14.7)
Fiscal 2020 Gross Profit	$66.2	$283.2

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Additional Data - UNAUDITED

	March 31, 2020		December 31, 2019		March 31, 2019
($ in millions)
Backlog	$131.0		$125.3		$161.5
Long-term backlog
Expected to ship beyond 3 months	$49.1		$51.3		$61.7
Long-term backlog as % of total backlog	37.5%		40.9%		38.2%

Trade accounts receivable
Days sales outstanding (1)	59.4	days	57.2	days	55.5	days

Inventory turns per year (1)
(based on cost of products sold)	3.9	turns	3.9	turns	3.7	turns
Days' inventory (1)	94.3	days	94.0	days	97.6	days

Trade accounts payable
Days payables outstanding (1)	42.3	days	32.1	days	31.3	days

Working capital as a % of sales (1), (2)	14.5%		16.5%		17.2%

Debt to total capitalization percentage	35.2%		34.2%		41.1%

Debt, net of cash, to net total capitalization	22.8%		25.7%		34.7%
(1) March 31, 2019 figures exclude the Tire Shredder business, which was divested on December 28, 2018, and Crane Equipment & Service, Inc. (CES) and Stahlhammer Bommern GmbH (STB), each of which were divested on February 28, 2019.
(2) December 31, 2019 figure excludes CES) and STB.

U.S. Shipping Days by Quarter
	Q1	Q2	Q3	Q4	Total
FY 21	63	64	61	63	251

FY 20	63	63	61	64	251

FY 19	64	63	60	63	250

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Reconciliation of GAAP Gross Profit to
Non-GAAP Adjusted Gross Profit and Adjusted Gross Margin
($ in thousands, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019
Gross profit	$66,209	$76,045	$283,186	$304,997
Add back (deduct):
Factory closures	1,349	1,273	2,800	1,473
Business realignment costs	774	—	1,037	286
Insurance settlement	(15)	—	(382)	—
Non-GAAP adjusted gross profit	$68,317	$77,318	$286,641	$306,756

Sales	$189,486	$216,733	$809,162	$876,282
Adjusted gross margin	36.1%	35.7%	35.4%	35.0%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company’s gross profit to that of other companies.

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Reconciliation of GAAP Income from Operations to
Non-GAAP Adjusted Income from Operations and Adjusted Operating Margin
($ in thousands, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019
Income from operations	$16,664	$24,468	$89,824	$69,442
Add back (deduct):
Factory closures	1,621	1,273	4,709	1,473
Business realignment costs	1,755	—	2,831	1,906
Insurance recovery legal costs	160	132	585	1,282
Net loss (gain) on sales of businesses, including impairment	—	(978)	176	25,672
Insurance settlement	(15)	—	(382)	—
Non-GAAP adjusted income from operations	$20,185	$24,895	$97,743	$99,775

Sales	$189,486	$216,733	$809,162	$876,282
Adjusted operating margin	10.7%	11.5%	12.1%	11.4%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company’s income from operations to that of other companies.

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Reconciliation of GAAP Net Income and Diluted Earnings per Share to
Non-GAAP Adjusted Net Income and Diluted Earnings per Share
($ in thousands, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019
Net income	$9,244	$19,741	$59,672	$42,577
Add back (deduct):
Factory closures	1,621	1,273	4,709	1,473
Business realignment costs	1,755	—	2,831	1,906
Insurance recovery legal costs	160	132	585	1,282
Net loss (gain) on sales of businesses, including impairment	—	(978)	176	25,672
Insurance settlement	(15)	—	(382)	—
Normalize tax rate to 22% (1)	1,050	(3,766)	(1,232)	(7,990)
Non-GAAP adjusted net income	$13,815	$16,402	$66,359	$64,920

Average diluted shares outstanding	23,938	23,714	23,855	23,660

Diluted income per share - GAAP	$0.39	$0.83	$2.50	$1.80

Diluted income per share - Non-GAAP	$0.58	$0.69	$2.78	$2.74
(1) Applies a normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company’s net income and diluted EPS to that of other companies.

Columbus McKinnon Announces Financial Results for Fourth Quarter and Fiscal Year 2020

May 27, 2020

COLUMBUS McKINNON CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA
($ in thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2020	2019	2020	2019
Net income	$9,244	$19,741	$59,672	$42,577
Add back (deduct):
Income tax expense	4,947	860	17,484	10,321
Interest and debt expense	3,200	3,959	14,234	17,144
Investment (income) loss	48	(430)	(891)	(727)
Foreign currency exchange (gain) loss	(996)	637	(1,514)	843
Other (income) expense, net	221	(299)	839	(716)
Depreciation and amortization expense	7,135	7,912	29,126	32,675
Factory closures	1,621	1,273	4,709	1,473
Business realignment costs	1,755	—	2,831	1,906
Insurance recovery legal costs	160	132	585	1,282
Net loss (gain) on sales of businesses, including impairment	—	(978)	176	25,672
Insurance settlement	(15)	—	(382)	—
Non-GAAP adjusted EBITDA	$27,320	$32,807	$126,869	$132,450

Sales	$189,486	$216,733	$809,162	$876,282
Adjusted EBITDA margin	14.4%	15.1%	15.7%	15.1%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company’s financial statements.